	MONTHLY SERVICING STATEMENT

	Household Home Equity Loan Trust 2002-3

	Distribution Number	36
	Beginning Date of Collection Period	01-Jul-05
	End Date of Collection Period	31-Jul-05
	Payment Date	22-Aug-05
	Previous Payment Date	20-Jul-05

	Funds Reconciliation
	Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	9,054,465.33
	Available Payment Amount	8,992,178.38
	Principal Collections	7,386,324.29
	Interest Collections (net of servicing fee)	1,605,854.09
	Collections of Interest (net of Servicing Fee and principal recoveries)	1,605,156.50
	Servicing Fee	90,333.95
	Principal recovery	697.59
	Skip-A-Pay Advances	-
	Skip-A-Pay Reimbursement Amount	-
	Insured Amounts, if any	-

	Payments	9,054,465.33
	Interest Paid to Notes	620,727.92
	Principal Paid to Notes	6,243,537.17
	Servicing Fee	90,333.95
	Ownership Interest	2,099,866.29

	Pool Balance
	Beginning Pool Balance	216,801,475.80
	Principal Collections (including repurchases)	7,386,324.29
	Additional Principal Reduction Amount	(369,622.50)
	Ending Pool Balance	209,045,529.01

	Collateral Performance
	Cash Yield (% of beginning balance)	9.38%
	Charge off Rate (net of principal recoveries; % of beginning balance)	2.04%
	Net Yield	7.34%
	Cumulative Realized Losses	(8,779,764.21)
	Cumulative Loss Percentage	0.88%

	Delinquent Home Equity Loans
	30-59 days principal balance of Home Equity Loans	9,990,345.76
	30-59 days number of Home Equity Loans	95
	60-89 days principal balance of Home Equity Loans	1,793,492.19
	60-89 days number of Home Equity Loans	23
	90+ days principal balance of Home Equity Loans	10,245,901.32
	90+ days number of Home Equity Loans	113
	90+ days Delinquency Percentage	4.90%
	Ninety Day-Plus Rolling Average for such Payment Date	4.53%

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	2,571
	Number of Home Equity Loans outstanding (Ending of Collection Period)	2,494
	Principal balance of REO as of the end of the collection period	3,501,014.56
	Number of loans that went into REO during the collection period	7
	Principal balance of loans that went into REO during the collection period	724,038.83

	Overcollateralization
	Begin Overcollateralization Amount	42,276,287.78
	Overcollateralization Release Amount	1,142,787.12
	Distributable Excess Cashflow	-
	Charge-Offs	(369,622.50)
	End Overcollateralization Amount	40,763,878.16

	Target Overcollateralization Amount	40,763,878.16
	Interim Overcollateralization Amount	41,906,665.28
	Interim Overcollateralization Deficiency	-

	Excess Cashflow	2,099,866.29

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Amount as Percent of Total Original Note Principal Amount	17.22%

	Note Principal Amount Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	7.022482
	2. Principal Distribution per $1,000	6.387446
	3. Interest Distribution per $1,000	0.635035

	B. Calculation of Interest Due & Paid
	1. 1 month LIBOR	3.43000%
	2. Formula Rate (1-mo. Libor plus 45 bps)	3.88000%
	3. Available Funds Cap	7.54018%
	4. Note Rate	3.88000%
	5. Days in Accrual Period	33

	6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due	620,727.92
	7. Current Interest and Interest Carry forward Amount paid	620,727.92
	8. Supplemental Interest Amount paid	0.00

	9. Unpaid Interest Carry Forward Amount	0.00
	10. Unpaid Supplemental Interest Amount	0.00

	C. Calculation of Note Principal Amount
	1. Note Principal Amount, prior to payments	174,525,188.02
	2. Principal Payment Amount paid	6,243,537.17
	3. Distributable Excess Cashflow paid	-
	4. Note Principal Amount, after payments	168,281,650.85

	5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	17.22%
	6. Note Principal Amount as a % of the Pool Balance, after payments	80.50%

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of August 29, 2002 (the "Sale and Servicing Agreement"),
by and among HSBC Home Equity Loan Corporation I, formerly known as
HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-3, HSBC Finance Corporation, the Master Servicer and JPMorgan Chase
Bank (as successor to Bank One, National Association), as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sale and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Master Servicer under the Sale and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on August 22, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the
	Master Servicer has performed in all material respects all its obligations
	under the Sale and Servicing Agreement through the Collection Period
	preceding such Payment Date and that, except as may be noted on the
	Servicing Certificate related to a Trigger Event, no Master Servicer Termination
	has occurred since the prior Determination Date

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of August, 2005.

HSBC FINANCE CORPORATION
as Servicer

By: /s/ J. A. Bevacqua_____________
Title: Servicing Officer